Exhibit 99.2

November 2024 Corporate overview

2 Forward - looking statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our clinical development plans and timelines and the initial safety and efficacy profiles of CNTY - 101 are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our dependence on the success of our lead product candidate, CNTY - 101; and our ability to progress CNTY - 101 through our CALiPSO and ELiPSE Phase 1 clinical trials; our ability to meet development milestones on anticipated timelines; uncertainties inherent in the results of preliminary data, pre - clinical studies and earlier - stage clinical trials, which may not be predictive of final results or the results of later - stage clinical trials; ; our ability to obtain FDA clearance of our future IND submissions and commence and complete clinical trials on expected timelines, or at all; our reliance on the maintenance of certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of geopolitical issues, banking instability and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our clinical trials as well as third - party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; our ability to recruit and maintain key members of management and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 1

3 Century Therapeutics: Building an industry - leading, next - generation allogeneic iPSC - derived cell therapy platform Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Limitless Potential… Progressing differentiated clinical programs based on Allo - Evasion technology in oncology and autoimmune diseases Precision Design… Well - capitalized into 2H 2026 to enable delivery on key milestones and clinical data Enduring Impact… 1

Overview of foundational platform technologies

Century's singular focus:
To deliver best-in-class iPSC-derived cell therapies

Century platform enables the incorporation of critical features we believe can only be realized via iPSC-derived cell therapies

Infinite replicative capacity of iPSCs
- Potential for **unlimited genomic engineering** via CRISPR editing
- Leverage **multiple advances** in synthetic biology **into a single product**

Single-cell cloning of engineered iPSC
- Enables **full characterization of clone** forming master cell bank
- Deep understanding of **cell function and safety**
- **Functional reproducibility** of the final drug product

Differentiation conditions for **multiple immune effector cells**
- NK cells
- CD4+ T cells
- CD8+ T cells
- γδ T cells

Large cell harvests from cell expansion across differentiation stages
- Decreased risk of cell exhaustion
- **Robust drug inventory,** potentially infinitely replenishable
- Path to **reduced cost of goods**

Production from a **master cell bank**, compared to donor-derived or autologous cell products, enables
- **Larger batch sizes**
- **Reduced cost of goods**
- **Batch-to-batch consistency** with a single donor source

1

CENTURY THERAPEUTICS 5

6 Century’s next - generation allogeneic iPSC technology platform: Versatility and unprecedented control Rapid Integration of major advances in product functionality and manufacturability iPSC iT cell iNK cell SINGLE CELL CLONING POST GENE EDITING AND CHARACTERIZATION DIFFERENTIATION Consistency Yield Fitness: No exhaustion Allo - Evasion TM Homeostasis/ persistence Modulation of TME Safety switch Integration of advances in synthetic biology Product design Manufacturing Engineered iPSC MCB 1

7 Precision CRISPR MAD7 mediated sequential gene editing of iPSCs generates uniform product candidates Multiple gene edits (KO/KI) iPSC bank Engineered iPSC Master Cell Bank (MCB) Sequential selection steps iPSC Precision Engineering CRISPR - mediated HDR (MAD 7) Advantages of Century’s Platform Precise CRISPR mediated homology directed repair reduces off - target integration Stepwise and efficient gene editing avoids risky multiplex modification and structural variants Quality control through generation of homogenous MCB establishes genomic product integrity Manufacturing begins at the MCB, confirmed to be free from genetic aberrations 1

8 Allo - Evasion edits + repeat dosing = potential greater durability Potential to drive durable responses with engineering to resist immune rejection Next - wave of allogeneic cell therapies must solve for challenge of rejection With Allo - Evasion engineering Without Allo - Evasion engineering Dose 1 Dose 2 Dose 3 1

Advancing our leadership in Allo-Evasion™ technology

Continuous improvement in holistic immune protection designed to overcome major pathways of host vs. graft rejection

Allo-Evasion™ 1.0

Core edits disarm host cells from eliminating therapy



CD8⁺
T Cell
1 β2M KO
(HLA-I)
3 HLA-E KI
NK cell
CD4⁺
T Cell
2 CIITA
KO
(HLA-II)

- Deletion of β2M, a protein required to express HLA-I on the cell surface prevents recognition by CD8 T cells
- Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells
- Knock-in of HLA-E prevents killing by NK cells

Allo-Evasion™ 3.0



CD8⁺
T Cell
1 β2M KO
(HLA-I)
3 HLA-E KI
NK cell
4 HLA-G KI
CD4⁺
T Cell
2 CIITA
KO
(HLA-II)

Allo-Evasion™ 1.0 edits plus the incorporation of:

- Knock-in of HLA-G improves protection against killing by NK cells

Allo-Evasion™ 5.0



CD8⁺
T Cell
F
IDE
NK cell
1
b2M KO
(HLA-I)
CD4⁺
T Cell
2
CIITA
KO
(HLA-II)
Pan NK
Inhibitory
ligand

- Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells
- Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells
- Pan-NK inhibitory ligand to provide broader protection against killing by NK cells
- IgG degrading protease designed to protect against humoral immunity

1

CENTURY THERAPEUTICS 9

10 Foundational investments in iPSC manufacturing Developing fit - for - purpose products Established in - house manufacturing • Increased process and product consistency • Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand • Increased cell fitness, as cells do not undergo excessive expansion cycles which often result in cell exhaustion • Homogeneity of the manufacturing process produces a product candidate that can be readily characterized • Century 53,000 ft 2 GMP facility • Designed to produce multiple immune cell types • Accelerates learnings and enables faster product iteration • Two sites (FCDI GMP manufacturing, Century in - house manufacturing) provide optionality and maximizes flexibility 1

Pipeline

Diversified pipeline spanning cell types and targets in cancer and autoimmune diseases

Product	iPSC Platform	Targets	Indications	Research	IND-enabling	Clinical P1	Clinical P2	Clinical P3	Collaborator
Autoimmune diseases									
CNTY-101	iNK	CD19	B cell-mediated Autoimmune diseases	*CALiPSO-1*					
CNTY-108	iNK/γδ iT	CD19	Autoimmune diseases						
CLDE-308	αβ iT	CD19	Autoimmune diseases						
CLDE-361	αβ iT	BCMA	Myasthenia Gravis						
Hematologic and Solid tumors									
CNTY-101	iNK	CD19	B-Cell Malignancies	*ELiPSE-1*					
CNTY-102	γδ iT	CD19 + CD22	B-Cell Malignancies						
CLDE-308	αβ iT	CD19	B-Cell Malignancies						
CNTY-104	iNK/iT	Multi-specific	AML						Bristol Myers Squibb
CNTY-106	iNK/iT	Multi-specific	MM						Bristol Myers Squibb
CNTY-107	γδ iT	Nectin-4	Solid tumors						
Research	iT	Not disclosed	Solid tumors						
Research	iNK/iT	TBD	Hematologic and Solid tumors						

Autoimmune diseases   Hematologic tumors   Solid tumors

CENTURY THERAPEUTICS 12

CNTY - 101 Clinical programs

14 CNTY - 101: Differentiated next - gen CD19 targeted product Only cell therapy with six precision gene edits currently in the clinic Delivering on our vision to change the cell therapy treatment paradigm • Goal to improve durability, tolerability and ease of outpatient administration • Potential to eliminate need for lymphodepletion with subsequent cycles of therapy • First CD19 - targeted agent to test durability benefit of repeat dosing enabled by Allo - Evasion edits CNTY - 101 Allo - Evasion edits HLA - I Knockout IL - 15 HLA - II Knockout CD19 CAR HLA - E Safety Switch 1

CNTY-101 in relapsed/refractory B-cell lymphomas

Aim: To deliver durable responses via repeat dosing facilitated by Allo-Evasion™ and extending the period of pharmacologic pressure on tumor cells

Unmet need:	Potential solution from Century's platform:
• Autologous CD19 CAR-T is curative in ~40%[1] of patients • Autologous CD19 CAR-T access is limited and/or can fail in manufacturing as quality is dependent on patient-derived starting material • Limited options and poor prognosis for patients who fail autologous CAR-T	• Off-the-shelf product offers immediate access and consistency • Multiple doses to increase pharmacological pressure to increase durability • Host rejection addressed by Allo-Evasion™ edits

R/R: Relapsed or Refractory, NHL: Non-Hodgkin Lymphoma, CAR-T: Chimeric Antigen Receptor T cell therapy
[1]Cappell, Nature Reviews Clinical Oncology (2023)

CENTURY THERAPEUTICS 15

16 1. Standard lymphodepletion regimen: fludarabine (30 mg/m/d) and cyclophosphamide IV (300 mg/m/d) for 3 days  2. Subjects who are assessed as stable disease or better may receive additional cycles of CNTY - 101  3. Subjects at DL4A did not receive IL - 2 on the day of CNTY - 101 infusion but did receive IL - 2 daily for 7 days 4. For DL 4B, initial 2 cycles at DL 4B; subsequent cycle regimen depending on response or risk/benefit CNTY - 101: ELiPSE - 1 (NCT05336409) Phase 1 BOIN design Patients with CD19+ aggressive and high - risk indolent R/R B - NHL • Part 1 – Dose escalation • Schedule A: Single dose • Schedule B: 1 dose per week x 3 weeks • Part 2 – Dose expansion BOIN: Bayesian Optimal Interval, DLT: Dose Limiting Toxicity; IL - 2: Interleukin - 2 (dose: 3e6 IU; subcutaneous) • DLBCL, HGBL, MCL, PMBCL, FL3B, FL, MZL • > 2 prior lines of therapy • Prior CD19 - targeted cell therapy allowed Dose level 4: 3 billion 4

17 1 As of 15 October 2024 data snapshot date, data collection ongoing 2 HRFL: High - risk Follicular Lymphoma; DLBCL: Diffuse large B cell Lymphoma; MZL: Marginal Zone Lymphoma; MCL: Mantle Cell Lymphoma Safety evaluable N = 20 Baseline characteristics 66 (51 – 80) Median age (range, years) 16 (80) Male, n (%) 3.34 (0.5 – 18.8) Median follow up (range, months) NHL subtype, n (%) 11 (55) DLBCL 2 (10) HRFL 4 (20) MCL 3 (15) MZL 4 (2 – 6) Prior therapies, median (range) Response to Last Line of Treatment, n (%) 8 (40) Relapsed 12 (60) Refractory 9 (45) Received Prior CAR T, n (%) ELiPSE - 1 enrolled heavily pre - treated R/R B - NHL patients

18 CNTY - 101 clinical data snapshot Increased ORR at higher dose alongside a favorable safety profile As of 15 October 2024, data snapshot date, data collection ongoing, efficacy based on Lugano criteria | CR: Complete Response, ORR: Overall Response Rate, DLTs: Dose Limiting Toxicities, CRS: Cytokine Release Syndrome, ICANS: Immune Effector Cell - Associated Neurotoxicity Syndrome, CAR: Chimeric Antigen Receptor | Schedule A (1 dose in a 28 - day cycle); Schedule B (3 weekly doses in a 28 - day cycle) ; DL1: (100e6), DL2: (300e6), DL3: (1e9), D L4: (3e9); n= 19 total pts evaluable for efficacy, 58% BoR median follow up 3.34 months (range 0.5 - 18.8 months) Efficacy (DL3B, N=6) • 83% ORR; median follow up 2.9 months (range 1.2 – 5.3 months) • All subjects were eligible to receive additional cycle(s) • 4 patients received prior autologous CAR T therapy Safety & Tolerability (N=20) • No GvHD; no DLTs • CRS: Grade 1 (N=3), Grade 2 (N=3) • Hypotension (n=2) and hypoxia (n=1) lasted <24 hrs • ICANS: Grade 1 (n=1), resolved in <24hrs • Majority of subjects received at least one dose in the outpatient setting 3 1 1 1 1 1 1 1 1 3 1 1 1 2 0 1 2 3 4 5 6 7 100e6 (1A) 300e6 (2A) 1e9 (3A) 3e9 (4A) 300e6 (2B) 1e9 (3B) Schedule A (One infusion/cycle) Schedule B (Three infusions/cycle) # of subjects Best Overall Response per Lugano PD SD PR CR

Increasing CNTY-101 exposure with dose and schedule

- **Extended persistence in circulation at dose level 4A (1 x 1e9 cell infusion)**
- **Persistence outside the bloodstream was detected via a cell-free (cf) DNA assay beyond day 15**
- **Multiple infusions in Schedule B drive increased exposure throughout the dosing cycle**


PBMC genomic DNA
Plasma cell-free DNA
Schedule A
Dose Level
4A
3A
2A
1A
transgene copies/µg gDNA
10000
1000
100
10
1
LLOQ
S
1
3
5
8
10
15
22
28
Day in cycle
Schedule A
Dose Level
4A
3A
2A
1A
transgene copies/mL of plasma
LOB
S
3
10
15
28
Day in cycle
Schedule B
Dose Level
3B
2B
transgene copies/mL of plasma
LOB
S
3
5
8
10
12
15
17
19
22
28
Day in cycle

Transgene copies per ug were determined using ddPCR with primers targeting transgene and RPP30. Data shows cycles with LDC across subjects at each dose level. Error bars shown are mean ± SD.
LLOQ: Lower limit of quantification. Black triangle indicates infusion. S: Screen

Error bars show mean ± SD (due to log10 scale, low values are truncated at 1). Positivity values are determined to be significantly above LOB using two sample Poisson test, $p < 0.05$. All LDC+ cycles are shown. Black triangles indicate infusions. S: Screen, LOB: Limit of Blank.

Translational data available as of Oct 28, 2024; Schedule A n=11, Schedule B n=8

CENTURY THERAPEUTICS 19

Enabled with Allo-Evasion™, CNTY-101 infusions in dose level 3B showed similar exposure in the presence or absence of endogenous lymphocytes

- **Lymphodepleting Chemotherapy (LDC) depleted patient NK/T cell counts and drove a transient spike of IL-15 cytokine**
  - By post-infusion day 8, NK/T cell counts, IL-15 concentration returned to screening level
- **Similar PK profile observed for each CNTY-101 infusion within a cycle despite evident patient immune recovery**

Model of Allo-Evasion™ enabled cellular kinetics



Dose 1
Dose 2
Dose 3
Minimum threshold to maintain pharmacological pressure
ALLO EVASION™
With Allo-Evasion™ engineering
Without Allo-Evasion™ engineering

Lymphocyte counts and PK profile



LDC
NK and T cell return post-LDC
T cells
IL-15
NK cells
T, NK cells/µL
1000
100
10
IL-15 pg/mL
100
10
1
iNK cfDNA concentration
Infusion
copies/mL of plasma
1000
100
10
LOB
1
Days post-infusion:
+2 +4 +7 +2 +4 +7 +2 +4 +7
S 3 5 8 10 12 15 17 19 22 28
Day in cycle

Graphs show data from 3B cohort. Lines in the top panel represent mean and shaded area represents 1*SEM. Triangles mark CNTY-101 infusions within a Schedule B cycle, grey arrow indicates LDC. Dotted blue line is a LOESS fit to medians in bottom panel. S: Screen

Translational data available as of Oct 28, 2024

CENTURY THERAPEUTICS

20

CNTY-101 treatment demonstrates rapid B-cell depletion and was associated with a naive non-class switched profile of re-emergent B-cells

Data in r/r NHL patients supports the application of CNTY-101 in autoimmune diseases

- Rapid and effective depletion of circulating B cells observed in the initial cycle
- A reduction of class-switched phenotypes in re-emergent B cells has been associated with SLE responses to CD19-targeted cell therapies, further supporting use of CNTY-101 in the CALiPSO-1 study

B-cell depletion



CD19+CD20+ concentration (cells/µL)
120
100
80
60
40
20
0
0
5
10
15
20
25
30
Day

Graphs show data from the initial cycle of all subjects who had B cell counts of 0.25 cell/ µL or greater (N=10).). Each line represents an individual subject. Data from a subject with supraphysiological levels of circulating malignant B cells was excluded.

Re-emergent B-cell profile



% CD19+CD20+ B cells
100
80
60
40
20
0
Healthy donors
Patients
Non-class switched
Class-switched

Data shows proportion of non-class switched (IgD+, IgM+ or IgD+IgM+) or switched (IgD-IgM-) circulating B cells (CD19+ CD20+) in healthy donors (N=4) or within earliest evaluable re-emergent B cells in patients (N=4). Majority of the B cells exhibited a naïve profile (IgD+ CD27-, data not shown).

Translational data available as of Oct 28, 2024

CENTURY THERAPEUTICS 21

22 ELiPSE - 1 initial data: Key takeaways CR: Complete Response Heavily pretreated and refractory patient population treated in first - in - human dose escalation trial, including 45 % patients who had received prior CAR T treatments Favorable initial safety profile; can be delivered in an outpatient setting Increased response rates at higher doses and observations of deepening responses with additional cycles. 83% ORR at Dose Level 3B Dose dependent increase in CNTY - 101 exposure observed CNTY - 101’s favorable initial safety profile, encouraging early efficacy and PK/PD data support study continuation Data for CNTY - 101 continues to support the potential for Allo - Evasion to enable a multi - dosing regimen in the presence of a restored endogenous immune system

Key differentiators of CNTY-101 in autoimmune disease treatment


CNTY-101
HLA-I Knockout
HLA-II Knockout
HLA-E
CD19 CAR
Safety Switch
IL-15
Allo-Evasion™ edits

CNTY-101: CD-19 targeted iNK cell therapy with 6 precision gene edits including Allo-Evasion™ technology

- Ph1 CALiPSO-1 trial in B cell-mediated autoimmune diseases (Systemic Lupus Erythematosus, Lupus Nephritis, Idiopathic Inflammatory Myopathy & Diffuse Cutaneous Systemic Sclerosis) initiated in early 3Q24
- Currently being studied in Ph1 ELiPSE-1 trial in R/R NHL

Key differentiators in AID: (1) Allogeneic (2) NK cells (3) Allo-Evasion™

(1) Allogeneic

- Available "off-the-shelf"
- No patient apheresis required
- No manufacturing wait time
- Platform enables lower COGs than donor-derived or autologous

(2) NK cells

- Killing potency ≥ primary CAR-T
- Trafficking to secondary lymphoid tissues and marrow favors pathogenic B-cell targeting
- Limited *in vivo* expansion

(3) Allo-Evasion™

- Avoiding host immune rejection
- Ability to repeat dose without continued lymphodepletion
- Ability to retreat, if needed

Tighter control over drug exposure:
B-cell depletion without prolonged B-cell aplasia

CENTURY THERAPEUTICS 23

CNTY-101: Potential to drive B-cell depletion with tighter control over drug exposure

More potent than primary CAR-T at B-cell killing of SLE patient cells in preclinical comparison

CNTY-101 more potent than primary CAR-T cells at B-cell killing at 24 hours in preclinical comparison

CNTY-101 & Autologous CAR-T on B Cells Isolated from Healthy Donors

CNTY-101 & CAR-Ts from Healthy Donors on B Cells Isolated from SLE Patients



Healthy Donor 1 % Cytolysis (CTV- Dead Cells)
Healthy Donor 2 % Cytolysis (CTV- Dead Cells)
Healthy Donor 3 % Cytolysis (CTV- Dead Cells)
% Cytolysis (%Dead on CTV- Target Cells)
E:T
16:1
8:1
4:1
2:1
1:1
1:2
1:4
1:8
1:16
Target Alone
CNTY-101
CAR-T (Donor 1)
UTD (Donor 1)
CAR-T (Donor 2)
UTD (Donor 2)
CAR-T (Donor 3)
UTD (Donor 3)
SLE Donor 1 % Cytolysis (CTV- Dead Cells)
SLE Donor 2 % Cytolysis (CTV- Dead Cells)
SLE Donor 3% Cytolysis (CTV- Dead Cells)
CAR-T (from Healthy Donor 1)
CAR-T (from Healthy Donor 2)
CAR-T (from Healthy Donor 3)
UTD (from Healthy Donor 1)
UTD (from Healthy Donor 2)
UTD (from Healthy Donor 3)

Isolated B cells or CD19+ target cells were co-cultured with CNTY-101 or primary CAR-T at several E:Ts in 96-well U bottom plates in NKCM with assay harvested at 24h.
Assay plates were harvested and stained for Fixable Live/Dead. Cells were fixed and run on cytometer to determine Target+Dead Cell populations.
E:T: Effector: Target, UTD: Untransduced Donor

CENTURY THERAPEUTICS

24

25 Opportunity in moderate to severe autoimmune indications to provide long term, drug free remission 1. Izmirly 2017, Duarte - Garcia - 2022, Lim 2014, Dall’Era 2017 . Approximately 40% of SLE patients have Lupus Nephritis 2. Fan 2020, Bairkdar 2021 3. Smoyer - Tomic 2012, Bernatsky 2009 4 . Mackensen Nature Medicine 2022 and Muller NEJM 2024 Estimated US prevalence of SLE 210 - 340K 1 including LN, SSc >80K 2 , IIM >60K 3 • Abnormal B cell function and autoantibody production are central to disease pathogenesis • Major causes of morbidity and mortality involve multiple vital organ systems • Renal, pulmonary, and cardiovascular Despite approved treatments, significant unmet need remains • Current treatments fail to significantly impact morbidity in many patients with moderate to severe disease • Chronic treatment with broad - acting immunosuppressives is standard • Treatment toxicity and disease flares remain common Autologous anti - CD19 CAR - T cell therapies show potential for promising efficacy 4 • Challenges remain due to potential exposure to CRS and ICANS, product availability, and long - term risks including B - cell aplasia

26 CNTY - 101: CALiPSO - 1 (NCT06255028) refractory B cell - mediated autoimmune diseases Phase 1 study Inclusion: • Participants with moderate to severe SLE , LN, IIM or dcSSc with treatment - resistant and active disease, after 2+ standard immunosuppressive therapies Endpoints: • Key endpoints: Safety and tolerability, disease activity measures per clinical and laboratory assessments • Translational endpoints : PK, B - cell depletion, autoantibody decline Cycle 1 Cycle 2 No lymphodepletion Schedule • Dose level: 1000e6 LYMPHO - DEPLETION 28 - DAY DLT PERIOD* Patient Enrollment Up to N= 48 101 DAY 1 DAY 8 101 101 DAY 15 101 DAY 1 DAY 8 101 101 DAY 15 RESPONSE ASSESSMENTS Months 2 - 12 *Response assessment conducted at one month; does not gate Cycle 2 DLT: Dose limiting toxicity

Discovery programs

28 Century’s robust pre - clinical pipeline has potential to address critical barriers confronting cellular therapies Multiple iPSC - derived immune effector cells: iPSC - enabled engineering solutions:  28 Opportunity across multiple diseases:  1 • Cytokine engineering to reduce or eliminate lymphodepletion • Enhanced Allo - Evasion enables repeat dosing, extended drug exposure and potential for durable remissions • Resistance to suppressive cytokines within the tumor • iNK • iT • iT (CD4+, CD8+) • Next - gen therapies for oncology:  ▪ CD19, CD19/22 CARs ▪ Nectin - 4 CAR  ▪ High - affinity Fc receptors (enable treatment with mAbs ) • Key targets in autoimmune diseases :  ▪ CD19 and BCMA

Corporate position & upcoming milestones

Advancing next-generation iPSC-derived allogeneic NK and T cell therapy candidates for the treatment of cancer and autoimmunity

Differentiated pipeline based on Allo-Evasion™ technology

- ✓ *Potential to overcome limitations of conventional allogeneic cell therapy*

Encouraging preliminary clinical data from Phase 1 trial of CNTY-101 in R/R B-cell lymphomas

- ✓ *83% ORR at dose level 3B, with favorable safety profile*
- ✓ *Data supports the ability to re-dose in the presence of a restored endogenous immune system*
- ✓ *Study continuing with escalation to dose level 4B*

Expansion into additional autoimmune indications

- ✓ *CALiPSO-1 trial initiated in SLE and LN; amended to include additional cohorts of IIM & dcSSc participants*
- ✓ *CNTY-101 has differentiated profile in AID (allogeneic, iNK with Allo-Evasion™)*
- ✓ *Multiple pipeline opportunities in AID*

In-house manufacturing capabilities

- ✓ *Ability to accelerate learnings and enable faster product iteration*

Multiple near-term catalysts

Phase 1 ELiPSE-1 trial of CNTY-101 in B-cell malignancies

- Updated clinical data expected by mid-2025

Phase 1 CALiPSO-1 trial of CNTY-101 in B-cell mediated autoimmune diseases

- Enrollment of patients across indications

Pre-clinical pipeline prioritization

- Conclusion of review expected in 1Q 2025

Cash resources

Cash runway into 2H 2026

Ended 3Q 24 with cash, cash equivalents, and investments of $244.7M

1

CENTURY THERAPEUTICS 30

31 Century Therapeutics: Building an industry - leading, next - generation allogeneic iPSC - derived cell therapy platform Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Limitless Potential… Progressing differentiated clinical programs based on Allo - Evasion technology in oncology and autoimmune diseases Precision Design… Well - capitalized into 2H 2026 to enable delivery of key milestones and clinical data Enduring Impact… 1